NOTE 11 - COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
NOTE 11 - COMMITMENTS AND CONTINGENCIES

NOTE 11 – COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company has several non-cancelable operating leases, primarily for equipment, that expire over the next year. Minimum rent payments under operating leases are recognized on a straight-line basis over the term of the lease. Rental expense for operating leases during 2018 and 2017 was $9,485 and $12,320, respectively.

	Year Ended December 31,
	2018	2017
Purchase Power/FP Mailing	$195	$369
Coffee Perks/A. Antique Coffee Services	310	382
Canon	8,980	11,569
Total Operating Leases rent expense	$9,485	$12,230

The Company has an operating lease agreement, through the former parent, for office space located in Jacksonville, Florida that expired on April 30, 2016. On March 8, 2016, the former parent executed an amendment to the current lease with a start date of May 1, 2016 and ending on October 31, 2021. The rent is subject to an annual escalation of 3%, beginning May 1, 2017. The Company entered a new lease agreement of office and warehouse space on June 1, 2018 and ending May 31, 2021. This additional space allows for resource growth and engineering efforts for operations before deploying to the field.

Minimum rent payments under these leases are recognized on a straight-line basis over the term of the leases. The current monthly lease payment is $20,177. Rental expense for the office lease during 2018 and 2017 was $209,389 and $174,878, respectively.

The following is a schedule of future minimum lease payments for non-cancelable operating leases are as follows:

2019	$233,658
2020	235,019
2021	212,471
Total	$681,148

Delinquent Payroll Taxes Payable

As of the date hereof, the Company has paid its payroll taxes in full and the Company had appealed the IRS penalty payments for a reduction which was under review. The IRS has since responded, and the Company will be required to repay the penalties in connection with the delinquent payroll taxes. At December 31, 2018, the payroll taxes payable balance of $317,573 includes accrued late fees in the amount of $123,572. The Company has started making monthly payments in the amount of $15,000 starting in July 2018 to pay down the accrued late fees.

Licensing Agreement

The Company has entered into a new software license and configuration services agreement with a third-party vendor. The annual support and maintenance fees of approximately $300,000 include support and updates to the vendor’s Gateway software and customer access to their services (including web application, mobile application, and associated APIs) for gateway configuration, gateway monitoring and management, application configuration, application management, and automatic model updates.

The Company has also entered into a SaaS Agreement with the same vendor that is an Amazon AWS-hosted software service enabling the automation of visual observation tasks using deep convolutional neural networks and other computer vision techniques. It consists of a public API, web application, iPhone application, and associated backend services. The system supports the labeling of example image data, the automatic building of classification, detection, localization, measuring and counting applications based on the labeled example data, and the run-time deployment of the trained application models.